UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 14, 2022

Meta Materials Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Research Drive

Dartmouth, Nova Scotia, Canada B2Y 4M9

(Address of principal executive offices, including zip code)

(902) 482-5729

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 14, 2022, Meta Materials Inc. (the “Company”) completed the spin-off of Next Bridge Hydrocarbons, Inc. (“Next Bridge”) by distributing (the “Distribution”) the Company’s equity interests in Next Bridge to holders of the Company’s Series A Non-Voting Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”).

In the Distribution, the Company distributed one share of Next Bridge common stock to holders of the Company’s Series A Preferred Stock for each outstanding share of Series A Preferred Stock owned as of the record date of December 12, 2022. In the aggregate, the Company distributed 165,472,241 shares of Next Bridge common stock to holders of the Company’s Series A Preferred Stock.

Until the date of the Distribution, as a wholly-owned subsidiary, Next Bridge’s financial results were consolidated into the Company’s financial results with Next Bridge’s assets being shown as held-for-sale. Subsequent to the Distribution, Next Bridge no longer constitutes part of the Company’s business.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2022 at 5:00 PM Eastern Time, a Certificate of Withdrawal (the “Certificate of Withdrawal”) for the Certificate of Designation of Preferences, Rights and Limitations (the “Certificate of Designation”) of the Series A Preferred Stock previously filed with the Secretary of State of the State of Nevada the Company became effective. At the effective time of the Certificate of Withdrawal, no shares of any of Series A Preferred Stock were outstanding, and. the previously-designated shares of Series A Preferred Stock resumed the status of the Company’s undesignated authorized preferred stock, par value $0.001 per share. All matters set forth in the previously-filed Certificate of Designation with respect to the Series A Preferred Stock were eliminated from our Articles of Incorporation.

The foregoing description of the Certificate of Withdrawal does not purport to be complete and is qualified in its entirety by reference to the Certificate of Withdrawal, a copy of which is filed as Exhibit 3.3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 15, 2022, the Company issued a press release regarding the transactions described above. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference.

The information in this Item 7.01 of this report is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.3.2	Certificate of Withdrawal of Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Preferred Stock.

99.1	Press Release dated December 15, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META MATERIALS INC.

By:	/s/ Ken Rice
Ken Rice
Chief Financial Officer & Chief Operating Officer

Date: December 15, 2022